CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of American Wagering, Inc. for the year ended January 31, 2005, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        (1)    the Annual Report on Form 10-KSB of American Wagering, Inc. for the year ended January 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the
                 Securities Exchange Act of 1934; and

(2)
the information contained in the Annual Report on Form 10-KSB for the year ended January 31, 2005, fairly presents in all material respects, the financial condition and results of operations of American Wagering, Inc.

By:	/s/ Victor Salerno
Name:	Victor Salerno
Title:	Chief Executive Officer
Date:	April 29, 2005
By:	/s/ Timothy F. Lockinger
Name:	Timothy F. Lockinger
Title:	Chief Financial Officer
Date:	April 29, 2005